UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2010
Immediatek, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-26073	86-0881193

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Walton Dallas, Texas	75226

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 363-8183
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Amendment to Stock Exchange Agreement
On April 1, 2010, Immediatek, Inc., (or the “Company”), Officeware Corporation, (or “FilesAnywhere.com”), Timothy Rice, Chetan Jaitly, Radical Holdings LP, (or “Holdings”), Radical Investments LP (or “RI”), Darin Divinia, Dawn Divinia, Robert Hart, Kimberly Hart, Martin Woodall and Officeware Acquisition Corporation, (or “Merger Sub”), entered into an Amendment to that certain Stock Exchange Agreement dated December 16, 2009, (as so amended, the “Merger Agreement”). Under the Merger Agreement, Merger Sub, a wholly-owned subsidiary of the Company, merged with and into FilesAnywhere.com on April 1, 2010. As a result of such merger, the Company became the sole shareholder of FilesAnywhere.com and FilesAnywhere.com shareholders are, in the aggregate, entitled to receive 12,264,256 shares of Company common stock for all of the outstanding shares of stock of FilesAnywhere.com. In addition, subject to the terms and conditions of the Merger Agreement, the Company issued and sold, and Holdings, Darin Divinia, Dawn Divinia, Robert Hart, Kimberly Hart and Martin Woodall collectively purchased, 3,066,064 shares of Company common stock for an aggregate purchase price of $1.0 million, or $0.326151052293755 per share.
The purchase price was determined as a result of arm’s-length negotiations between the parties. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of both the Stock Exchange Agreement, a copy of which was attached as Exhibit 10.1 of the Current Report on Form 8-K filed on December 22, 2009, and the Amendment to the Stock Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1, and each of which is incorporated herein by reference in its entirety.
Holdings is the majority stockholder of the Company. As of March 31, 2010, Holdings owned 229,083 shares of our common stock, 4,392,286 shares of our Series A Convertible Preferred Stock and 69,726 shares of our Series B Convertible Preferred Stock. Radical Management LLC, a Texas limited liability company, is the sole general partner of Holdings. Mark Cuban is the President of Radical Management LLC. RI was a shareholder of FilesAnywhere.com. Radical Investments Management LLC, a Delaware limited liability company, is the sole general partner of RI. Mark Cuban is the President of Radical Investments Management LLC. Mark Cuban, indirectly, wholly owns Holdings, Radical Management LLC, RI and Radical Investments Management LLC. Robert Hart and Darin Divinia are directors and officers of the Company. Martin Woodall is an officer of Radical Management LLC, Holdings, RI and Radical Investments Management LLC.
Executive Agreements.
Following consummation of the merger described above, FilesAnywhere.com is a wholly-owned subsidiary of the Company and, in conjunction with the merger, has entered into agreements with Messrs. Rice, Chetan Jaitly and Rajesh Jaitly. In accordance with those agreements, Messrs. Rice, Chetan Jaitly and Rajesh Jaitly will be employed as officers of FilesAnywhere.com for a term of four years. A copy of each of these Executive Agreements is filed as Exhibit 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

FilesAnywhere.com provides web-based backup, file storage, workgroup collaboration, remote file editing, and other online file management services for consumers and businesses.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The information relating to the acquisition of FilesAnywhere.com described in Item 1.01 is incorporated into this Item 2.01 by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The Company common stock described in Item 1.01 represents the sale of an equity security in a transaction that is not registered under the Securities Act of 1933. The terms regarding the Company common stock issued pursuant to this transaction contained in Item 1.01 are incorporated by reference into this Item 3.02. There was no placement agent or underwriter for the transaction.
We relied on the exemption from registration provided by Sections 4(2) under the Securities Act of 1933 for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction, and we provided each of the parties to the Merger Agreement with disclosure of all aspects of our business, including our reports filed with the Securities and Exchange Commission, our press releases, and other financial, business, and corporate information. We believe that each of the parties to the Merger Agreement obtained all information regarding the Company it requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes. Further, based on representations previously made to us, we believe that each of the parties to the Merger Agreement is an accredited investor.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired. In accordance with Item 9.01(a), if required, the financial statements of FilesAnwyehere.com shall be provided not later than June 18, 2010.

(b)	Pro forma financial information. In accordance with Item 9.01(b), if required, the pro forma financial information shall be provided not later than June 18, 2010.

(c)	Shell company transactions. Not applicable.

(d)	Exhibits.

The following exhibits are filed or furnished, depending on the relative item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K and Instruction B.2 to this form.

Exhibit
Number	Description of Exhibit

10.1
Amendment to Stock Exchange Agreement, dated April 1, 2010, by and among Immediatek, Inc., Officeware Corporation, Officeware Acquisition Corporation, Timothy Rice, Chetan Jaitly, Radical Holdings LP, Darin Divinia, Dawn Divinia, Robert Hart, Kimberly Hart, Martin Woodall and Radical Investments LP.

10.2	Executive Agreement, dated April 1, 2010, between Officeware Corporation and Timothy Rice.

10.3	Executive Agreement, dated April 1, 2010, between Officeware Corporation and Chetan Jaitly.

10.4	Executive Agreement, dated April 1, 2010, between Officeware Corporation and Rajesh Jaitly.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Immediatek, Inc., a Nevada corporation
Date: April 8, 2010	By:	/s/ Darin Divinia
		Name:	Darin Divinia
		Title:	President

INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

10.1
Amendment to Stock Exchange Agreement, dated April 1, 2010, by and among Immediatek, Inc., Officeware Corporation, Officeware Acquisition Corporation, Timothy Rice, Chetan Jaitly, Radical Holdings LP, Darin Divinia, Dawn Divinia, Robert Hart, Kimberly Hart, Martin Woodall and Radical Investments LP.

10.2	Executive Agreement, dated April 1, 2010, between Officeware Corporation and Timothy Rice.

10.3	Executive Agreement, dated April 1, 2010, between Officeware Corporation and Chetan Jaitly.

10.4	Executive Agreement, dated April 1, 2010, between Officeware Corporation and Rajesh Jaitly.